                                                                   EXHIBIT 10.17

NEITHER THIS NOTE NOR THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

THIS NOTE MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED AND THE SHARES ISSUABLE UPON CONVERSION OF THIS NOTE CANNOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE NOTE OR STOCK UNDER SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.


                                  E2Enet, Inc.

                            Convertible Secured Note

                  Due on the Maturity Date (as defined below)



$3,500,000                                                    September 10, 1999


     FOR VALUE RECEIVED, the undersigned, E2ENET, INC., a Delaware corporation (the "Borrower" or the "Company") promises to pay to Northwood Ventures LLC ("Note Holder"), the principal sum of Three Million Five Hundred Thousand Dollars ($3,500,000), with interest on the unpaid principal balance from the date hereof, until paid, at the per annum percentage rate equal to the Prime Rate as established from time to time during the term hereof by J.P. Morgan & Co. Principal and interest shall be payable to Note Holder at such place as Note Holder may designate in writing, all in accordance with the terms of that certain Convertible Note and Warrant Purchase Agreement dated September 10, 1999 between the Borrower and the Note Holder (the "Note Agreement"). Unless this
Note is converted pursuant to Section 2 below, principal and accrued interest
                              ---------
owed under this Note shall be due and payable in full on the earlier of (i) that date which is five (5) business days following the closing of the Borrower's initial public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), or (ii) December 31, 2000 (the "Maturity Date"). Borrower may prepay all or any portion of the unpaid principal amount, together with accrued interest thereon, at any time prior to the Maturity Date without penalty.

     This Note is one of an authorized issue of the Company's Convertible Secured Notes, Due on the Maturity Date (herein collectively called the "Notes"), issued pursuant to the Note Agreement, in varying denominations, numbered consecutively and limited to the aggregate principal amount of Four Million Dollars ($4,000,000). All rights and priorities of the registered owner of this Note and the indebtedness evidenced hereby shall rank pari passu in all
                                                              ----------
respects with the rights and priorities accorded the registered owners of the Notes and the indebtedness evidenced thereby. Capitalized terms used herein that are defined in the Note Agreement are so used as therein defined.

1.   Application of Payments  Payments received for application to this Note
     -----------------------
shall be applied first to the payment of accrued interest at the penalty rate specified below, if any; second, to the payment of accrued interest at the rate specified above; and, finally, the balance to reduce the principal amount hereof. All payments of interest and principal shall be made in lawful money of the United States of America.

2.   Conversion
     ----------

     (a) Automatic Conversion.  In the event of the closing of an underwritten
         --------------------
public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), covering the offer and sale of Common Stock (whether for the account of the Company or for the account of one or more shareholders of the Company) of the Company to the public in which the aggregate gross cash proceeds to the Company are equal to or exceed $50,000,000 (fifty million dollars) (a "Qualified Public Offering"), the outstanding principal and accrued interest thereon of this Note shall automatically convert (the "Automatic Conversion") into such number of fully paid and nonassessable shares of Common Stock, $.01 par value per share, of the Company (the "Common Stock"), as is determined by dividing the outstanding principal and accrued interest thereon of this Note by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion.

     (b) Optional Conversion.  The registered owner of this Note shall be
         -------------------
entitled, at its option, at any time, to convert all or any portion of this Note into such number of fully paid and nonassessable shares of Common Stock, as is determined by dividing the outstanding principal and accrued interest thereon of this Note that such registered owner desires to convert by the Conversion Price, determined as hereinafter provided, in effect at the time of conversion.

     (c)  Initial Conversion Price.  The initial Conversion Price shall be $8.71
          ------------------------
per share of Common Stock. The Conversion Price shall be subject to adjustment as hereinafter provided.

     (d)  Procedure for Conversion.
          ------------------------

          (i) In order to effect an optional conversion (an "Optional Conversion"), the registered owner shall surrender this Note to the Company at its main office, accompanied by written notice to the Company that such owner elects to convert the entire or some designated portion of this Note. Such notice shall also state the name or names (with addresses) in which the certificate or certificates for shares of Common Stock issuable upon such conversion shall be issued.

          (ii) As promptly as practicable after the receipt of such notice and surrender of this Note as aforesaid, or in the case of an Automatic Conversion, as promptly as is practicable after the closing of the Qualified Public Offering, the Company shall issue and deliver to the registered owner, or as otherwise specified on his written order, a certificate or certificates for the number of full shares of Common Stock issuable upon the conversion of this Note (or, in the case of an Optional Conversion, specified portion hereof). In the event of a Conversion, the Borrower will not be obligated to make any cash payment of outstanding principal or interest hereunder.

          (iii) An Optional Conversion shall be deemed to have been effected at the close of business on the date on which such notice shall have been received by the Company and this Note shall have been surrendered as aforesaid. If this
Note is converted in part only, upon such conversion the Company shall execute and deliver to the Note Holder, at the expense of the Company, a new Note of authorized denominations in principal amount equal to the unconverted portion of this Note.

          (iv) In the event of Automatic Conversion upon a Qualified Public Offering, the conversion shall be deemed to have occurred automatically at the closing of such Qualified Public Offering.

          (v) No fractional shares shall be issued upon conversion of any Note and any portion of the principal hereof that would otherwise be convertible into a fractional share shall be paid in cash equal to the fair market value of such fraction on the date of conversion (as determined by the Board of Directors).

3.   Adjustment to Conversion Price.
     ------------------------------

     (a)  Effect of "Split-ups" and "Split-downs"; Stock Dividends.  If at any
          --------------------------------------------------------
time or from time to time prior to the conversion of the entire outstanding principal of the Note, the Company shall subdivide as a whole, by reclassification, by the issuance of a stock dividend on the Common Stock payable in Common Stock, or otherwise, the number of shares of Common Stock, with or without par value, the Conversion Price shall be reduced proportionately as of the effective or record date of such action. The issuance of such a stock dividend shall be treated as a subdivision of the whole number of shares of Common Stock outstanding immediately before the record date for such dividend into a number of shares equal to such whole number of shares so outstanding plus the number of shares issued as a stock dividend. In case at any time or from time to time the Company shall combine as a whole, by reclassification or otherwise, the number of shares of Common Stock then outstanding into a lesser number of shares of Common Stock, with or without par value, the Conversion Price shall be increased proportionately as of the effective date of such action.

     (b)  Effect of Certain Dividends.  If on any date prior to the conversion
          ---------------------------
of the entire outstanding principal of the Note, the Company makes a distribution to holders of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of its indebtedness or assets, the Conversion Price shall be adjusted as at the close of business on said date by subtracting from the Conversion Price immediately prior to such distribution, the fair market value (as determined in good faith by the Board of Directors of the Company) of the portion of the assets or evidences of indebtedness so to be distributed to one share of Common Stock.

     (c)  Reorganization and Reclassification.  In case of any capital
          -----------------------------------
reorganization or any reclassification of the capital stock of the Company (except as provided in Section 3(a)) while any principal of this Note remains
                       ------------
outstanding, the holder of the Note shall thereafter be entitled to acquire pursuant to the conversion of the remaining outstanding principal of the Note (in lieu of the number of shares of Common Stock that the Note Holder would have been entitled to acquire immediately before such reorganization or reclassification) the shares of stock of any class or classes or other securities or property to which such number of shares of Common Stock issuable upon conversion of the remaining outstanding principal of the Note would have been entitled if such shares of Common Stock had been acquired immediately before such reorganization or reclassification. In case of any such reorganization or reclassification, appropriate provision (as determined by resolution of the Board of Directors of the Company) shall be made with respect to the rights and interests thereafter of the holder of the Note, to the end that all the provisions of the Note (including adjustment provisions) shall thereafter be applicable, as nearly as reasonably practicable, in relation to such stock or other securities or property.

     (d)  Adjustment of Conversion Price Upon Issuance of Additional Shares of
          --------------------------------------------------------------------
Common.  In the event that prior to the conversion of the entire outstanding
------
principal of the Note, the Company shall issue Additional Shares of Common (as defined below) (including Additional Shares of Common deemed to be issued pursuant to Section 3(e)) without consideration or for a consideration per share
            ------------
less than the Conversion Price in effect on the date of and immediately prior to such issue (the "New Issue Price"), then and in such event, the Conversion Price shall be reduced, concurrently with such issue, to a price equal to the New Issue Price.

     (e)  Issue of Securities Deemed Issue of Additional Shares of Common --
          ------------------------------------------------------------------
Options and Convertible Securities.  In the event that prior to the conversion
----------------------------------
of the entire outstanding principal of the Note, the Company shall issue any Options or Convertible Securities (as those terms are defined below) (other than Options or Convertible Securities which are not Additional Shares of Common) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the shares of Common issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common issued as of the time of such issue or, in case such a record date shall have been fixed, as of the close of business on such record date; provided, that in any such case in which Additional Shares of Common are deemed to be issued:

          (i) no further adjustment in the Conversion Price shall be made upon the subsequent issue of Convertible Securities or shares of Common upon the exercise of such Options or conversion or exchange of such Convertible Securities;

          (ii) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decreases in the number of shares of Common issuable, upon the exercise, conversion or exchange thereof, the Conversion Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, provided that no shares of Common have
                                  --------
theretofore been issued with respect to such Options or Convertible Securities, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities;

          (iii) no readjustment pursuant to clause (ii) above shall have the effect of increasing the Conversion Price to an amount which exceeds the lower of (1) such Conversion Price on the original adjustment date with respect to such deemed issuance of Additional Shares of Common, or (2) such Conversion Price that would have resulted from any issuance of Additional Shares of Common between such original adjustment date and such readjustment date; and

          (iv) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any decrease in the consideration payable to the Company upon the exercise, conversion or exchange thereof, the Conversion

Price computed upon the original issue thereof (or upon the occurrence of a record date with respect thereto), and any subsequent adjustments based thereon, shall, upon any such decrease becoming effective, be recomputed to reflect such decrease insofar as it affects such Options or the rights of conversion or exchange under such Convertible Securities.

     (f)  Special Definitions.  For purposes of Sections 3(d) through (i), the
          -------------------                   -------------------------
following definitions shall apply:

          (i)    "Option" shall mean rights, options or warrants to subscribe
                  ------
for, purchase or otherwise acquire either Common or Convertible Securities.

          (ii)   "Common" shall mean (i) the Company's presently authorized
                  ------
Common Stock as such class exists on the date of this Note, (ii) securities issued upon conversion of the Notes, and (iii) stock of the Company of any class thereafter authorized that ranks, or is entitled to a participation, as to assets or dividends, substantially on a parity with Common Stock.

          (iii)  "Convertible Securities" shall mean any evidences of
                  ----------------------
indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common.

          (iv)   "Additional Shares of Common" shall mean all shares of Common
                  ---------------------------
issued (or, pursuant to Section 3(e), deemed to be issued) by the Company after
                        ------------
the date hereof and prior to the conversion of the entire outstanding principal of the Note, other than shares of Common Stock issued or issuable:

                 (A) upon conversion of the Notes or upon conversion of notes containing substantially the same terms and conditions as the Notes, or upon exercise of warrants issued to holders of notes containing substantially the same terms and conditions as the warrants issued to the holders of the Notes;

                 (B) to officers and employees of the Company or its Subsidiaries under any stock option, stock purchase, stock appreciation, or bonus plan adopted by the stockholders of the Company and shares of Common Stock issued to such officers and employees pursuant to such stock options or rights or to members of the Company's Board of Directors or Board of Advisers; provided, however, that any shares covered by such options or rights plus any
--------  -------
such shares so issued (without duplication as to shares issued under options) in excess of 250,000 shares of Common Stock as constituted on the date hereof (as adjusted pursuant to anti-dilution provisions contained in such stock options or rights) shall be deemed to be Additional Shares of Common;

                 (C) as a dividend or distribution on Common Stock or any event for which adjustment is made pursuant to Sections 3(a) through (c) hereof;
                                         -------------------------

                 (D) by way of dividend or other distribution on (1) shares excluded from the definition of Additional Shares of Common by the foregoing clauses (A) through (C) of this clause (iv) or (2) shares of Common so excluded under this clause (D).

     (g) No Adjustment of Conversion Price.  No adjustment in the Conversion
         ---------------------------------
Price shall be made in respect of the issuance of Additional Shares of Common unless the consideration per share for an Additional Share of Common issued or deemed to be issued by the Company is less than the Conversion Price in effect on the date of, and immediately prior to, the issue of such Additional Share of Common.

     (h) Effect of "Split-up or "Split-down" on "deemed issued" shares.  Upon
         -------------------------------------------------------------
the effective or record date for any subdivision or combination of the Common Stock of the character described in Section 3(a), including the issuance of a
                                    ------------
stock dividend which is treated as such a subdivision under Section 3(b), the
                                                            ------------
number of the shares of Common Stock which are at the time deemed to have been issued by virtue of Section 3(e), but have not actually been issued, shall be
                    ------------
deemed to be increased or decreased proportionately.

     (i) Computation of Consideration.  For the purposes of this Section 3:
         ----------------------------                            ---------

         (i) The consideration received by the Company upon the actual issuance of Additional Shares of Common shall be deemed to be the sum of the amount of cash and the fair value of property (as determined in good faith by resolution of the Board of Directors of the Company as at the time of issue or "deemed issue" in the case of the following paragraph (ii)) received or receivable by the Company as the consideration or part of the consideration (v) at the time of issuance of the Common, (w) for the issuance of any rights or options upon the exercise of which such Common was issued, (x) for the issuance of any rights or options to purchase Convertible Securities upon the conversion of which such Common was issued, (y) for the issuance of the Convertible Securities upon conversion of which such Common was issued, and (z) at the time of the actual exercise of such rights, options or conversion privileges upon the exercise of which such Common was issued, in each case without deduction for commissions and expenses incurred by the Company for any underwriting of, or otherwise in connection with the issue or sale of, such rights, options, Convertible Securities or Common, but after deduction of any sums paid by the Company in cash upon the exercise of, and pursuant to, such rights, options or conversion privileges in respect of fractional shares of Common;

          (ii) The consideration deemed to have been received by the Company for Additional Shares of Common deemed to be issued pursuant to rights, options and conversion privileges by reason of transactions of the character described in Section 3(e) shall be the consideration (determined as provided in
             ------------
the foregoing paragraph (i)) that would be received or receivable by the Company at or before the actual issue of such shares of Common so deemed to be issued, if all rights, options and conversion privileges necessary to effect the actual issue of the number of shares deemed to have been issued had been exercised (successively exercised in the case of rights or options to purchase Convertible Securities), and the minimum consideration received or receivable by the Company upon such exercise had been received; all computed without regard to the possible future effect of anti-dilution provisions on such rights, options and/or conversion privileges.

     (j) Adjustment in Event of Certain Registration.  In the event that prior
         -------------------------------------------
to the conversion of the entire outstanding principal of the Note, the Company shall sell shares of Common Stock in an underwritten public offering pursuant to a registration statement under the Act at a price per share, not taking into effect any underwriter's commission, below $13 per share (subject to adjustment for subdivisions or consolidations of Common Stock or the issuance of stock dividends on Common Stock) (the "Designated Offering"), then in such event, the Conversion Price shall be reduced, concurrently with such event, to a price equal to 67% of the price per share of the Designated Offering. No adjustment in the Conversion Price shall be made under this Section 3(j) unless the
                                                 ------------
Conversion Price resulting from the operation of this Section 3(j) is less than
                                                      ------------
the Conversion Price in effect on the date of, and immediately prior to the Designated Offering.

     (k) Statement of Adjustment.  Whenever the Conversion Price is adjusted
         -----------------------
pursuant to any of the foregoing provisions of this Section 3, the Company shall
                                                    ---------
promptly prepare a written statement signed by the President of the Company, setting forth the adjustment, determined as provided in this Section, and in reasonable detail the facts requiring such adjustment and the calculation thereof. Such statement shall be filed among the permanent records of the Company and a copy thereof shall be furnished to the Note Holder without request, and to any other holder of the Note requesting the same, and shall at all reasonable times during business hours be open to inspection by such holders.

     (l) Determination by the Board of Directors.  All determinations by the
         ---------------------------------------
Board of Directors of the Company under the provisions of this Section 3 shall
                                                               ---------
be made in good faith.

4.   Reservation of Common Stock.  The Company shall at all times reserve and
     ---------------------------
keep available a number of its authorized but unissued shares of Common Stock sufficient to permit the exercise in full by the registered owner of the Note of the conversion rights hereunder.

5.   Securities Laws
     ---------------

     (a) Neither this Note nor the shares of Common Stock issuable upon exercise of the conversion rights herein have been registered under the Act or under the securities laws of any state. Neither this Note nor any such shares, when issued, may be sold, transferred, pledged or hypothecated in the absence of
(1) an effective registration statement for this Note, or the shares, as the case may be, under the Act, and such registration or qualification as may be necessary under the securities laws of any state, or (2) an opinion of counsel in form and substance reasonably satisfactory to the Company that such registration or qualification is not required. The Company may cause the certificate or certificates evidencing all or any of the shares issued upon exercise of the conversion rights contained in this Note before such registration and qualification of such shares to bear the following legend:

          "The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any state. The shares may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Securities Act of 1933, as amended, and such registration or qualification as may be necessary under the securities laws of any state, or an opinion of counsel reasonably satisfactory to the Company that such registration or qualification is not required."

     (b) This Note shall be registered on books of the Company that shall be kept at its principal office for that purpose, and shall be transferable only on such books by the registered owner hereof in person or by duly authorized attorney upon surrender of this Note properly endorsed, and only in compliance with the next preceding paragraph hereof.

6.   Security
     --------

     This Note is secured by certain collateral as described in and pursuant to the terms and conditions of the Pledge Agreement dated September 10, 1999 between the Borrower, the initial Note Holder and the other parties named therein (the "Pledge Agreement").

7.   Default
     -------

     (a) The occurrence and continuance of any one or more of the following events (whether or not in the control of the Borrower) shall constitute an event of default ("Event of Default") hereunder:

          (i) Failure to pay, when due, the principal, any interest, or any other sum payable hereunder, and continuance of such failure for more than five
(5) business days after written notice thereof from Note Holder;

          (ii) The failure of Borrower generally to pay its debts as such debts become due, the admission by Borrower in writing of its inability to pay its debts as such debts become due, or the making by Borrower of any general assignment for the benefit of creditors;

          (iii) The commencement by Borrower of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of its debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its property;

          (iv) The commencement of any case, proceeding, or other action against Borrower seeking to have any order for relief entered against Borrower as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, or composition of Borrower or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for Borrower or for all or any substantial part of the property of Borrower, and (i) Borrower shall, by any act or omission, indicate its consent to, approval of, or acquiescence in such case, proceeding, or action, or (ii) such case, proceeding, or action results in the entry of an order for relief which is not fully stayed within sixty (60) days after the entry thereof, or (iii) such case, proceeding, or action remains undismissed for a period of sixty (60) days or more; or

          (v) An Event of Default shall have occurred and be continuing under any of the other Notes, the Note Agreement, the Second Amended Ledecky Note, or the First Amendment to Loan and Pledge Agreement between the Company and Ledecky dated September 10, 1999.

     (b) Upon the occurrence and continuance of any such Event of Default hereunder, the entire principal amount hereof, and all accrued and unpaid interest thereon, shall be accelerated, and shall be immediately due and payable, at the option of the Note Holder, without demand or notice, and in addition thereto, and not in substitution therefor, Note Holder shall be entitled to exercise any one or more of the rights and remedies provided under the Pledge Agreement and/or by applicable law. Failure to exercise said option or to pursue such other remedies shall not constitute a waiver of such option or such other remedies or of the right to exercise any of the same in the event of any subsequent Event of Default hereunder.

     (c) In the event that the principal amount hereof, any interest or any other sum due hereunder is not paid when due and payable, the whole of the unpaid principal amount evidenced hereby and all unpaid accrued interest thereon shall, from the date when such payment was due and payable until the date of payment in full thereof, bear interest at the highest rate per annum allowed under applicable law, which rate, if applicable, shall commence on the sixth (6th) business day following the date when said payment was due and payable. Note Holder shall be entitled to collect all reasonable costs and expenses of collection and/or suit, including, but not limited to, reasonable attorney's fees.

8.   Waivers
     -------

     (a) Borrower and all other makers, sureties, guarantors and endorsers hereof hereby waive presentment, protest, demand, notice or dishonor, and all other notices, and all defenses and pleas on the grounds of any extension or extensions of the time of payments or the due dates of this Note, in whole or in part, before or after maturity, with or without notice. No renewal or extension of this Note, no release or surrender of any collateral given as security for this Note (if any), and no delay in enforcement of this Note or in exercising any right or power hereunder, shall affect the liability of Borrower.

     (b) No single or partial exercise by Note Holder of any right hereunder, shall preclude any other or further exercise thereof or the exercise of any other rights. No delay or omission on the part of Note Holder in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

9.   Miscellaneous
     -------------

     (a) In the event any one or more of the provisions contained in this Note shall for any reason be held invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     (b) Any notice to Borrower provided for in this Note shall be in writing and shall be given and be effective upon (i) delivery to Borrower, (ii) receipt if sent by facsimile transmission (with confirmation of such receipt by the sender) or (iii) mailing such notice by certified mail, return receipt requested, addressed to Borrower at the Borrower's address stated below, or to such other address as Borrower may designate by written notice to Note Holder. Any notice to Note Holder shall be in writing and shall be given and be effective upon (i) delivery to Note Holder, (ii) receipt if sent by facsimile transmission (with confirmation of such receipt by the sender) or (iii) by mailing such notice by certified mail, return receipt requested, to Note Holder at the address stated in the first paragraph of this Note, or to such other address as Note Holder may designate by written notice to Borrower.

     (c) This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of

Borrower, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

     (d) The rights and obligations of the Borrower and the Note Holder shall be binding upon and benefit the successors of the parties.

     (e) This Note shall be governed by the laws of the Delaware without giving effect to its principles of choice of laws, and shall be binding upon the successors and assigns of the Borrower and shall inure to the benefit of Note Holder and its successors and assigns. This Note shall not be assigned or transferred absent the prior written consent of the Company, except to the members of the Note Holder, pro rata on the basis of the members' limited liability company interests in the Note Holder.

     (f) Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and (in case of loss, theft or destruction) of indemnity reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of any Note, if mutilated, the Company will make and deliver a new Note of like tenor in the principal amount of this Note then outstanding in lieu of such Note. Any Note so made and delivered shall be dated as of the date to which interest shall have been paid on the Note lost, stolen, destroyed or mutilated.


     IN WITNESS WHEREOF, E2Enet, Inc., a Delaware corporation, has caused this Note to be signed in its corporate name by its officer, by authority duly given, all as of the day and year first above written.

                                 E2Enet, Inc.



                                 By /s/ Steven J. Quamme
                                    _______________________
                                    Title: SVP-CFO